                                                           EXHIBIT 10.29




                          REGISTRATION RIGHTS AGREEMENT


                              Dated March 20, 2001


                                      among


                                LEAR CORPORATION,
                          LEAR OPERATIONS CORPORATION,
                      LEAR CORPORATION AUTOMOTIVE HOLDINGS
                       LEAR CORPORATION EEDS AND INTERIORS
                         LEAR SEATING HOLDINGS CORP. #50


                                       and


                     SALOMON BROTHERS INTERNATIONAL LIMITED
                                DEUTSCHE BANK AG
                   CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
                              CHASE SECURITIES INC.
                     LEHMAN BROTHERS INTERNATIONAL (EUROPE)
                           MERRILL LYNCH INTERNATIONAL
                      BANK OF AMERICA INTERNATIONAL LIMITED
                          BNP PARIBAS SECURITIES CORP.
                            MIZUHO INTERNATIONAL PLC
                            SCOTIA CAPITAL (USA) INC.
                              TD SECURITIES LIMITED

         THIS REGISTRATION RIGHTS AGREEMENT ("AGREEMENT") is made and entered into on March 20, 2001 among LEAR CORPORATION, a Delaware corporation (the "COMPANY"), LEAR OPERATIONS CORPORATION, a Delaware corporation ("LOC"), LEAR CORPORATION AUTOMOTIVE HOLDINGS, a Delaware corporation ("LEAR AUTOMOTIVE"), LEAR CORPORATION EEDS AND INTERIORS, a Delaware corporation ("EEDS"), and LEAR SEATING HOLDINGS CORP. #50, a Delaware corporation ("SEATING" and together with LOC, Lear Automotive and EEDS, the "GUARANTORS"), and Salomon Brothers International Limited, Deutsche Bank AG, Credit Suisse First Boston (Europe) Limited, Chase Securities Inc., Lehman Brothers International (Europe), Merrill Lynch International, Bank of America International Limited, BNP Paribas Securities Corp., Mizuho International plc, Scotia Capital (USA) Inc., TD Securities Limited, as representatives of the initial purchasers as listed in
Schedule I of the Purchase Agreement (as defined below) (the "INITIAL PURCHASERS").

         This Agreement is made pursuant to the Purchase Agreement dated March 15, 2001, among the Company, the Guarantors and the Initial Purchasers (the "PURCHASE AGREEMENT"), which provides for the sale by the Company to the Initial Purchasers of E250,000,000 aggregate principal amount of the Company's 8 1/8 % Senior Notes due 2008 (the "NOTES") to be guaranteed on a joint and several basis by the Guarantors. The Notes and the guarantees of the Guarantors (the "GUARANTEES" and, together with the Notes, the "SECURITIES") are to be issued pursuant to the provisions of an Indenture dated as of March 20, 2001 (the "INDENTURE") among the Company, the Guarantors and The Bank of New York, as trustee (the "TRUSTEE"). In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Company and the Guarantors have agreed to provide to the Initial Purchasers and their direct and indirect permitted transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "CLOSING DATE" shall mean the Closing Date as defined in the Purchase Agreement.

         "COMMISSION" shall mean the Securities and Exchange Commission.

         "COMPANY" shall have the meaning set forth in the preamble and shall also include the Company's successors.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended from time to time.

         "EXCHANGE OFFER" shall mean the exchange offer by the Company and the Guarantors of Exchange Securities for Registrable Securities pursuant to Section 2(a) hereof.

         "EXCHANGE OFFER REGISTRATION" shall mean a registration under the Securities Act offered pursuant to Section 2(a) hereof.

         "EXCHANGE OFFER REGISTRATION STATEMENT" shall mean an exchange offer registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "EXCHANGE SECURITIES" shall mean securities issued by the Company and the Guarantors under the Indenture containing terms identical to the Securities (except that (i) interest thereon shall accrue from the date of issuance, and (ii) the Exchange Securities will not contain restrictions on transfer) and to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer.

         "GUARANTORS" shall have the meaning set forth in the preamble and shall also include each Guarantor's successors.

         "HOLDER" shall mean the Initial Purchasers, for so long as they own any Registrable Securities, and each of their successors, assigns and direct and indirect permitted transferees who become registered owners of Registrable Securities under the Indenture; provided that for purposes of Sections 4 and 5 of this Agreement, the term "Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

         "INDENTURE" shall have the meaning set forth in the preamble and shall include the Indenture as the same may be amended from time to time in accordance with the terms thereof.

         "INITIAL PURCHASERS" shall have the meaning set forth in the preamble.

         "MAJORITY HOLDERS" shall mean the Holders of a majority of the aggregate principal amount of outstanding Registrable Securities.

         "PERSON" shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

         "PURCHASE AGREEMENT" shall have the meaning set forth in the preamble.

         "REGISTRABLE SECURITIES" shall mean the Securities; provided, however, that any Securities shall cease to be Registrable Securities when

                  (i) such Securities have been exchanged for Exchange Securities in the Exchange Offer;

                  (ii) a Registration Statement with respect to such Securities shall have been declared effective under the Securities Act and such Securities shall have been disposed of pursuant to such Registration Statement;

                  (iii) such Securities have been distributed to the public pursuant to Rule 144 under the Securities Act (or any similar provision then in force) or are eligible for sale without restriction pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the Securities Act; or

                  (iv) such Securities shall have ceased to be outstanding.

         "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance by the Company and the Guarantors with this Agreement, including without limitation,

                  (i) all Commission, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees;

                  (ii) all fees and expenses incurred in connection with compliance with state securities or Blue Sky laws (including reasonable fees and disbursements of counsel to any underwriters or Holders in connection with Blue Sky qualification of any of the Exchange Securities or Registrable Securities, if required pursuant to this Agreement);

                  (iii) all expenses of any Persons engaged by the Company or the Guarantors in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement;

                  (iv) all rating agency fees;

                  (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws;

                  (vi) the reasonable fees and disbursements of the Trustee and its counsel;

                  (vii) the fees and disbursements of counsel to the Company and the Guarantors and, in the case of a Shelf Registration Statement, the reasonable fees and disbursements of one counsel to the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel to the Initial Purchasers);

                  (viii) the fees and disbursements of the independent public accountants engaged by the Company and the Guarantors, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder; and

                  (ix) the fees related to listing the Securities on the Luxembourg Stock Exchange.

         "REGISTRATION STATEMENT" shall mean any registration statement of the Company and the Guarantors that covers any of the Exchange Securities or Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "SECURITIES ACT" shall mean the Securities Act of 1933, as amended from time to time.

         "SHELF REGISTRATION" shall mean a Registration effected pursuant to
Section 2(b) hereof.

         "SHELF REGISTRATION STATEMENT" shall mean a "shelf" registration statement of the Company and the Guarantors pursuant to the provisions of
Section 2(b) of this Agreement which covers all of the Registrable Securities (but no other securities unless approved by the

Holders whose Registrable Securities are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the Securities Act, or any similar rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "TRUSTEE" shall mean the trustee with respect to the Securities under the Indenture.

         "UNDERWRITER" shall have the meaning set forth in Section 3 hereof.

         "UNDERWRITTEN REGISTRATION" or "UNDERWRITTEN OFFERING" shall mean a registration in which Registrable Securities are sold to an Underwriter for reoffering to the public.

         2. Registration Under the Securities Act. (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the Commission, the Company and the Guarantors shall use their reasonable best efforts to cause to be filed, within 120 days of the Closing Date, an Exchange Offer Registration Statement covering the offer by the Company and the Guarantors to the Holders to exchange all of the Registrable Securities for Exchange Securities, to have the Exchange Offer Registration Statement declared effective within 210 days of the Closing Date and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Company and the Guarantors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the Commission and use their reasonable best efforts to consummate the Exchange Offer within 240 days of the Closing Date. The Company and the Guarantors shall commence the Exchange Offer by mailing the related Exchange Offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

                  (i) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Securities validly tendered will be accepted for exchange;

                  (ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (the "EXCHANGE DATES");

                  (iii) that any Registrable Security not tendered will remain outstanding and continue to accrue interest, but will not retain any rights under this Registration Rights Agreement;

                  (iv) that Holders electing to have a Registrable Security exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Security, together with the enclosed letters of transmittal, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

                  (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Registrable Securities delivered for exchange and a statement that such Holder is withdrawing his election to have such Securities exchanged.

         As soon as practicable after the last Exchange Date, the Company and the Guarantors shall:

                  (i) accept for exchange Registrable Securities or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

                  (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Securities or portions thereof so accepted for exchange by the Company and the Guarantors and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Security equal in principal amount to the principal amount of the Registrable Securities surrendered by such Holder.

         The Company and the Guarantors shall use their reasonable best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirement of the Securities Act, the Exchange Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the Commission. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the number of Registrable Securities in the Exchange Offer.

         For a period of 180 days after the last Exchange Date, the Company and the Guarantors shall also use their reasonable best efforts to make available a prospectus meeting the requirements of the Securities Act, which may be the Prospectus contained in the Exchange Offer Registration Statement or the Prospectus contained in a Shelf Registration Statement, as such Registration Statements may be amended or supplemented from time to time, to Holders which are broker-dealers (and which identify themselves as such) in connection with resales of Exchange Securities received in exchange for Registrable Securities, where such Registrable Securities were acquired by such broker-dealers for their own account as a result of market-making or other trading activities; provided that each Holder which is a broker-dea1er agrees that, upon receipt of notice from the Company of the occurrence of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein nor misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer. If the Company shall give any such notice to suspend the use of the Prospectus, it shall extend the 180-day period referred to above by the number of days during the period from and including the date of the giving of such notice to and including the date when broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Securities.

         In the event that, at the last Exchange Date, any of the Initial Purchasers shall not have sold all of the Registrable Securities initially purchased from the Company and the Guarantors by such Initial Purchaser to unaffiliated investors, upon such Initial Purchaser's written request (made within 10 days after the last Exchange Date), the Company and the Guarantors will use their reasonable best efforts to file promptly or, if so requested by any Initial Purchaser, on a later date (which date shall not exceed the date that is six months after the Exchange Date) a Shelf Registration Statement or a post-effective amendment to the Exchange Offer Registration Statement if acceptable to the Commission to register all such Registrable Securities for all such Initial Purchasers. The Company and the Guarantors will keep such Shelf Registration Statement or other Registration Statement effective and make available to such Initial Purchasers a Prospectus meeting the requirements of the Securities Act for a period of 180 days; provided that each such Initial Purchaser agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not materially misleading (which notice the Company agrees to deliver promptly to such Initial Purchasers), such Initial Purchaser will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such Initial Purchaser. If the Company shall give any such notice to suspend the use of the Prospectus, it shall extend the 180-day period referred to above by the number of days during the period from and including the date of the giving of such notice to and including the date when such Initial Purchasers shall have received copies of the supplemented or amended Prospectus necessary to permit sales of their Securities.

                  (b) In the event that:

                  (i) the Company determines that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the Commission;

                  (ii) the Exchange Offer is not for any other reason consummated within 240 days of the Closing Date; or

                  (iii) the Exchange Offer has been completed and in the written opinion of counsel to the Initial Purchasers (a copy of which is furnished to the Company) a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Registrable Securities, the Company and the Guarantors shall use their reasonable best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Company and the Guarantors, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Securities and to have such Shelf Registration Statement declared effective by the Commission. In the event the Company and the Guarantors are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, the Company and the Guarantors shall use their reasonable best efforts to file and have declared effective by the Commission both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Securities eligible to be included therein and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Securities held by the Initial Purchasers after completion of the Exchange Offer. The Company and the Guarantors agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) with respect to the Registrable Securities or such shorter period that will terminate when all of the Registrable Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. The Company and the Guarantors further agree to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company and the Guarantors for such Shelf Registration Statement or by the Securities Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use their reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of

Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the Commission.

         (c) The Company and the Guarantors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) and Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Securities pursuant to the Shelf Registration Statement.

         (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

         If the Company or the Guarantors fail to comply with the above provisions, additional interest (the "ADDITIONAL INTEREST") shall be assessed as follows:

                  (i) If neither the Exchange Offer Registration Statement nor the Shelf Registration Statement, as applicable, is filed within 120 days following the Closing Date, then commencing on the 121st day after the Closing Date, Additional Interest shall be accrued on the Registrable Securities affected thereby over and above the accrued interest at a rate of 0.25% per annum; or

                  (ii) If an Exchange Offer Registration Statement or Shelf Registration Statement is filed pursuant to (i) above and is not declared effective within 210 days following the Closing Date, then commencing on the 211th day after the Closing Date, Additional Interest shall be accrued on the Registrable Securities affected thereby over and above the accrued interest at a rate of 0.25% per annum; or

                  (iii) If either (A) the Company and the Guarantors have not exchanged Exchange Securities for all Securities validly tendered in accordance with the terms of the Exchange Offer within 240 days of the Closing Date, or (B) if applicable, the Shelf Registration Statement has been declared effective but such Shelf Registration Statement ceases to be effective at any time prior to the expiration of the period referred to in Rule 144(k), then Additional Interest shall be accrued on the Registrable Securities affected thereby over and above the accrued interest at a rate of 0.25% per annum immediately following
         (x) the 241st day after the Closing Date, in the case of

         (A) above, or (y) the day such Shelf Registration Statement ceases to be effective in the case of (B) above;

provided, however, that the Additional Interest rate on the Registrable Securities may in no event exceed 0.25% per annum; and provided, further, that Additional Interest on the Registrable Securities as a result of such clause
(i), (ii) or (iii) shall cease to accrue upon

                  (1) the filing of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of (i) above);

                  (2) the effectiveness of the Exchange Offer Registration Statement or Shelf Registration Statement (in the case of (ii) above); or

                  (3) the exchange of Exchange Securities for all Securities tendered or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective prior to the expiration of the period referred to in Rule 144(k) (in the case of (iii) above).

         Any amounts of Additional Interest due pursuant to clauses (i), (ii) or
(iii) above will be payable in cash on the same original payment dates of the Securities. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest rate by the principal amount of the Registrable Securities, multiplied by a fraction, the numerator of which is the number of days such Additional Interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         Additional Interest shall not apply in the event that a Shelf Registration Statement is required to be filed solely as a result of the matters referred to in clause (iii) of Section 2(b) and shall not apply to Securities that cease to be Registrable Securities.

         (e) The accrual and payment of Additional Interest, as set forth in
Section 2(d), shall be the sole and exclusive remedy of the Holders and the Initial Purchasers against the Company and the Guarantors for the breach by the Company or the Guarantors of any of their obligations under Section 2.

         3. Registration Procedures. In connection with the obligations of the Company and the Guarantors with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Company and the Guarantors shall

                  (a) prepare and file with the Commission a Registration Statement on the appropriate form under the Securities Act, which form
         (x) shall be selected by the Company and the Guarantors, (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Securities by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include (or incorporate by reference) all financial statements required by the Commission to be filed therewith, and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the Securities Act and to use their respective best efforts to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the Securities Act that is applicable to transactions by brokers or dealers with respect to the Registrable Securities or Exchange Securities;

                  (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities participating thereto, to counsel to the Initial Purchasers, to counsel to the Holders and to each Underwriter of an Underwritten Offering of Registrable Securities, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities; and the Company and the Guarantors consent to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Securities and any such Underwriters in connection with the offering and sale of the Registrable Securities covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                  (d) use their reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "Blue Sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the Commission, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and the Luxembourg Stock Exchange and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that neither the Company nor the Guarantors shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

                  (e) in the case of a Shelf Registration, notify each Holder of Registrable Securities participating therein, counsel to the Holders and counsel to the Initial Purchasers promptly and, if requested by any such Holder or counsel, confirm in writing

                           (i) when a Registration Statement has become
                  effective and when any post-effective amendment thereto has been filed and becomes effective;

                           (ii) of any request by the Commission, any state
                  securities authority, the Luxembourg Stock Exchange or any other regulatory authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective;

                           (iii) of the issuance by the Commission, any state
                  securities authority, the Luxembourg Stock Exchange or any other regulatory authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose;

                           (iv) if, between the effective date of a Registration
                  Statement and the closing of any sale of Registrable Securities covered thereby, the representations and warranties of the Company and the Guarantors contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company or the Guarantors receive any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose;

                           (v) of the happening of any event during the period a
                  Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not materially misleading; and

                           (vi) of any determination by the Company or the
                  Guarantors that a post-effective amendment to a Registration Statement would be appropriate;

                  (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide immediate notice to each Holder of the withdrawal of any such order;

                  (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Securities participating therein, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Securities;

                  (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its reasonable best efforts to prepare and file with the Commission a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company and the Guarantors agree to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Company and the Guarantors have amended or supplemented the Prospectus to correct such misstatement or omission;

                  (j) in the case of a Shelf Registration, a reasonable time prior to the filing of any Shelf Registration Statement, any Prospectus, any amendment to a Shelf Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Shelf Registration Statement or a Prospectus after initial filing of a Shelf Registration Statement, provide copies of such document to the Holders participating therein and their counsel and make such of the representatives of the Company and the Guarantors as shall be reasonably requested by the Holders participating therein or their counsel available for discussion of such document and shall not at any time file or make any amendment to the Shelf Registration

         Statement, any Prospectus or any amendment of or supplement to a Shelf Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Shelf Registration Statement or a Prospectus, of which the Holders participating therein and their counsel shall not have previously been advised and furnished a copy, except for any amendment or supplement or document (a copy of which has been previously furnished to the Holders participating therein and their counsel) which counsel to the Company and the Guarantors shall advise the Company and the Guarantors is required in order to comply with applicable law;

                  (k) obtain an ISIN number for all Exchange Securities or Registrable Securities, as the case may be, not later than the effective date of the applicable Registration Statement;

                  (l) cause the Indenture to remain qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), in connection with the registration of the Exchange Securities or Registrable Securities, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to remain so qualified in accordance with the terms of the Trust Indenture Act and execute, and use its reasonable best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable the Indenture to be so qualified in a timely manner;

                  (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Securities participating therein, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Majority Holders, at reasonable times and in a reasonable manner, all material financial and other records, pertinent documents and properties of the Company and the Guarantors, and use their respective reasonable best efforts to cause the respective officers, directors and employees of the Company and the Guarantors to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company and the Guarantors as being confidential, until such time as

                           (i) such information becomes a matter of public
                  record (whether by virtue of its inclusion in such registration statement or otherwise but excluding any matter that becomes public by virtue of the breach by any Holder of its obligations to maintain the confidentiality of any such information);

                           (ii) such person shall be required so to disclose
                  such information pursuant to a subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company and the Guarantors prompt prior written notice of such requirement and the opportunity to contest the same or seek an appropriate protective order); or

                           (iii) such information is required to be set forth in
                  such Shelf Registration Statement or the Prospectus included therein or in an amendment to such Shelf Registration Statement or an amendment or supplement to such Prospectus in order that such Shelf Registration Statement, Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (n) in the case of a Shelf Registration, use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which securities issued by the Company and the Guarantors of the same class are then listed if requested by the Majority Holders, to the extent such Registrable Securities satisfy applicable listing requirements;

                  (o) if reasonably requested by any Holder of Registrable Securities covered by a Shelf Registration Statement, use its best efforts to:

                           (i) incorporate in a Prospectus supplement or
                  post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein; and

                           (ii) make all required filings of such Prospectus
                  supplement or such post-effective amendment as soon as the Company or the Guarantors have received notification of the matters to be incorporated in such filing;

         provided that neither the Company nor any Guarantor shall be required to take any action under this paragraph (o) that is not, in the opinion of counsel to the Company, legally required; provided, however, that such opinion shall be in writing and delivered to the Holder; and

                  (p) in the case of a Shelf Registration, enter into such customary agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable

                 Securities including, but not limited to, an Underwritten Offering and in such connection:

                           (i) to the extent possible, make such representations
                  and warranties to the Holders and any Underwriters of such Registrable Securities with respect to the business of the Company and its subsidiaries, the Shelf Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings of this type and confirm the same if and when requested;

                           (ii) use its reasonable best efforts to obtain
                  opinions of counsel to the Company and the Guarantors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Securities, covering the matters customarily covered in opinions requested in underwritten offerings of this type;

                           (iii) use its reasonable best efforts to obtain "cold
                  comfort" letters from the independent certified public accountants of the Company and the Guarantors (and, if necessary, any other certified public accountant of any subsidiary of the Company, or of any business acquired by the Company or the Guarantors for which financial statements and financial data are or are required to be included in the Shelf Registration Statement) addressed to each selling Holder and Underwriter of Registrable Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings of this type; provided that any such accountant receives appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards Nos. 71 or 72; and

                           (iv) deliver such documents and certificates as may
                  be reasonably requested by the Holders of a majority in principal amount of the Registrable Securities being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company and the Guarantors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

         In the case of a Shelf Registration Statement, the Company and the Guarantors may require each Holder of Registrable Securities to furnish to the Company and the Guarantors such information regarding the Holder and the proposed distribution by such

Holder of such Registrable Securities as the Company or the Guarantors may from time to time reasonably request in writing.

         In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Company or the Guarantors of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the Shelf Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Company or the Guarantors, such Holder will deliver to the Company or the Guarantors (at their expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice and shall not use such Shelf Registration Statement or Prospectus until amended or supplemented. If the Company or the Guarantors shall give any such notice to suspend the disposition of Registrable Securities pursuant to a Shelf Registration Statement, the Company and the Guarantors shall extend the period during which the Shelf Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Company or the Guarantors may give any such notice only twice during any 365-day period and any such suspensions may not exceed 30 days for each suspension and there may not be more than two suspensions in effect during any 365-day period.

         The Holders of Registrable Securities covered by a Shelf Registration Statement who desire to do so may sell such Registrable Securities in an Underwritten Offering. In any such Underwritten Offering the investment banker or investment bankers and manager or managers (the "UNDERWRITERS") that will administer the offering will be selected by the Majority Holders of the Registrable Securities included in such offering, subject to the consent of the Company (which shall not be unreasonably withhold or delayed) and such Holders shall be responsible for all underwriting commissions and discounts.

         4. Participation of Broker-Dealers in Exchange Offer. The Staff of the Commission has taken the position that any broker-dealer that receives Exchange Securities for its own account in the Exchange Offer in exchange for Securities that were acquired by such broker-dealer as a result of market-making or other trading activities (a "PARTICIPATING BROKER-DEALER"), may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

         The Company and the Guarantors understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Securities, without naming the Participating Broker-Dealers or specifying the amount of Exchange Securities owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Securities for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

         5. Indemnification and Contribution. (a) Each of the Company and the Guarantors jointly and severally agrees to indemnify and hold harmless the Initial Purchasers, each Holder and each Person, if any, who controls any Initial Purchaser or any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, any Initial Purchaser or any Holder, from and against all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Initial Purchaser, any Holder or any such controlling or affiliated Person in connection with defending or investigating any such action or claim) that arose out of or were based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Securities or Registrable Securities were registered under the Securities Act, including all documents incorporated therein by reference, or that arose out of or were based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or that arose out of or were based upon any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company or that Guarantors shall have furnished any amendments or supplements thereto), or that arose out of or were based upon any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities arose out of or were based upon any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers or any Holder furnished to the Company in writing by the Initial Purchasers or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company and the Guarantors will also jointly and severally indemnify the Underwriter, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

         (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Guarantors, the Initial Purchasers and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company or the Guarantors, any Initial Purchaser and any other selling Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Initial Purchasers and the Holders, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to either Section 5(a) or 5(b), such Person (the "INDEMNIFIED PARTY") shall promptly notify the Person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, the indemnifying party shall be entitled to participate in such proceeding and, to the extent that it so elects, jointly with any other similarly notified indemnifying party, to assume the defense thereof, subject to the right of the indemnified party to be separately represented and to direct its own defense if the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and the indemnified party has been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:

                  (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel; or

                  (ii) the named parties to any such proceeding (including any impeded parties) include both the indemnifying party and the indemnified party and the indemnified party has been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.

         It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for

                  (A) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchasers, any Holders and all Persons, if any, who con-trol any Initial Purchasers or any Holder within the meaning of either
         Section 15 of the Securities Act or Section 20 of the Exchange Act; and

                  (B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, the Guarantors, their directors, their officers who sign the Registration Statement and each Person, if any, who controls the Company or the Guarantors within the meaning of either such Section, and that all such fees and expenses shall be reimbursed, upon reasonable request, as they are incurred. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (d) If the indemnification provided for in paragraph (a) or paragraph
(b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, the Guarantors and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Guarantors or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective principal amount of Registrable Securities of any such Holder that were registered pursuant to a Registration Statement.

         (e) The Company, the Guarantors and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Securities were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of:

                  (i) any termination of this Agreement;

                  (ii) any investigation made by or on behalf of the Initial Purchasers, any Holder or any Person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company, the Guarantors, their officers or directors or any Person controlling the Company or the Guarantors;

                  (iii) acceptance of any of the Exchange Securities; and

                  (iv) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

         6. Miscellaneous.

         (a) No Inconsistent Agreements. Neither the Company nor the Guarantors have entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of other issued and outstanding securities of the Company or the Guarantors under any such agreements.

         (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the

Company and the Guarantors have obtained the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or consent.

         (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company and the Guarantors by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement, and (ii) if to the Company or the Guarantors, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

         All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

         Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

         (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Agreement. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company or the Guarantors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

         (e) Purchases and Sales of Securities. The Company and the Guarantors shall not, and shall use their best efforts to cause their affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Securities.

         (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company and the Guarantors, on the one hand, and the Initial Purchasers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (j) Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 LEAR CORPORATION


                                 By: /s/ Joseph F. McCarthy
                                     ------------------------------------------
                                     Name: Joseph F. McCarthy
                                     Title: Vice President, General Counsel and
                                                     Secretary


                                 LEAR OPERATIONS CORPORATION


                                 By: /s/ Joseph F. McCarthy
                                     ------------------------------------------
                                     Name:  Joseph F. McCarthy
                                     Title: Vice President, Secretary and
                                                   General Counsel


                                 LEAR CORPORATION AUTOMOTIVE
                                 HOLDINGS


                                 By: /s/ Joseph F. McCarthy
                                     ------------------------------------------
                                     Name: Joseph F. McCarthy
                                     Title: Vice President and Secretary


                                 LEAR CORPORATION EEDS AND INTERIORS


                                 By: /s/ Joseph F. McCarthy
                                     ------------------------------------------
                                     Name: Joseph F. McCarthy
                                     Title: Vice President and Secretary


                                 LEAR SEATING HOLDINGS CORP. #50


                                 By: /s/ Joseph F. McCarthy
                                     ------------------------------------------
                                     Name: Joseph F. McCarthy
                                     Title: Secretary and General Counsel

Confirmed and accepted on behalf of the Initial Purchasers as of the date first above written:


SALOMON BROTHERS INTERNATIONAL LIMITED


By /s/
  --------------------------------------------------------
  Name:
  Title:


DEUTSCHE BANK AG


By /s/
  --------------------------------------------------------
  Name:
  Title: